Exhibit 99.1

DarkPulse, Inc. Discusses The Potential of Its Patented Dark-Pulse Sensor Technology with The Stock Day Podcast

Phoenix, April 1st, 2021 (Newsfile Corp.) -- The Stock Day Podcast welcomed DarkPulse, Inc. (DPLS)(“the Company”), a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. Founder and CEO of the Company, Dennis O’Leary, joined Stock Day host Everett Jolly.

“Could you give my listeners some background information about yourself and how you came to be the Founder of DarkPulse, Inc.?”, asked Jolly. O’Leary shared that he previously worked with the NYPD until an injury led him to early retirement. “I decided to go back to school and got into physics and science, and also developed a real interest in business,” he shared. “It culminated into the search of what became DarkPulse.”

O’Leary then shared that the Company was eventually founded after he attended a networking event that connected him with a representative from the University of Brunswick. “I was invited to Brunswick to view a few of their intellectual properties; dark-pulse stood out from a dozen or so other technologies,” said O’Leary. “I negotiated the purchase of the intellectual property,” he added, noting that the inventor of the technology, Dr. Anthony Brown, also became a part of the Company.

Jolly then asked about the Company’s patented BOTDA dark-pulse sensor technology, which is designed to solve the poor resolution issues associated with Brillouin Sensors. “Over many decades, there has been a run for better resolutions,” explained O’Leary. “Dr. Brown has discovered a way to increase the resolution by almost flipping the technology on its head, and instead of bright-pulsing, we use a technique called dark-pulsing.”

The conversation then turned to a recent announcement detailing the Company’s decision to open a manufacturing and engineering facility in Tempe, Arizona. “We’ve found a location in Tempe, which is very strategic,” said O’Leary, adding that the site is in close proximity to companies and manufacturers that the Company utilizes for various components and processes. “We’re continuing to outsource as much of the capabilities, in terms of building the system, as we can until we are able to fully utilize the facility that we are in.”

“When do you think you will start generating revenues?”, asked Jolly. “We’re confident that by Q3 we may be seeing revenues,” shared O’Leary. “We do have a demonstration facility that we are currently building out, and we expect that to go online in the next few weeks. From there, we will be able to perform custom demonstrations.”

“What makes your company so different?”, asked Jolly. “It really is the dark-pulsing technique; it comes down to resolution. We can see things that other fiber sensors can’t,” explained O’Leary. “We can connect into or partner with existing sensor technologies, and sort of bring it all the way to the end, and offer an end-to-end solution.”

“What does the technology do and what other industries is the company trying to penetrate?”, asked Jolly. “We have a fiber optic cable, which can be deployed into different media, and it is an analog process where we collect data,” explained O’Leary. “The system converts that data digitally, and essentially it is really a temperature and strain detector,” he added. “Our focus is oil and gas initially, but we’re definitely working on the infrastructure monitoring space as well, which would be smart concretes, bridges, tunnels, roadways, and things of that nature.”

“What is the vision for your company?”, asked Jolly. “The glue of building smart cities will be these intrinsic sensors, and I believe that it comes down to resolution,” said O’Leary. “DarkPulse is positioning itself to be that sort of glue, that foundational technology that pulls it all together.”

To close the interview, O’Leary elaborated on the Company’s potential as they continue to expand and explore new opportunities. “Most recently, we’re also in line to file for an uplist,” he shared. “We believe the first step would be to file an uplist and start trading on the OTCQB market,” said O’Leary. “It’s a process, but I think we have the right team in place and we look forward to the future.”

To hear Dennis O’Leary’s entire interview, follow the link to the podcast here:

https://audioboom.com/posts/7834751-darkpulse-inc-discusses-the-potential-of-its-patented-dark-pulse-sensor-technology-with-the-sto

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About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

doleary@DarkPulse.com

1.800.436.1436

About The “Stock Day” Podcast

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